LAWSON PRODUCTS, INC. AWARD AGREEMENT This award agreement (this “Agreement”) is entered into this 5th day of January, 2021, by and between Lawson Products, Inc. (the “Company”) and [NAME] (the “Participant”). WHEREAS, the Compensation Committee of the Board of Directors of the Company (the “Committee”) has selected the Participant to receive awards under the Lawson Products, Inc. 2009 Equity Compensation Plan (as Amended and Restated Effective May 14, 2019) (the “Equity Plan”); and WHEREAS, the Participant wishes to accept those awards, subject to the terms and conditions of the Equity Plan and this Agreement; NOW, THEREFORE, the Company and the Participant hereby agree as follows: 1. The awards evidenced by this Agreement are effective as of January 5, 2021 (the “Grant Date”) and consist of: (a) A target award of Market Stock Units (“MSU Target Units”) equal to [NUMBER] ( ) MSU Target Units (the “MSU Target Unit Award”) under the Equity Plan. (b) A target award of ROIC Stock Units (“ROIC Target Units”) equal to [NUMBER] ( ) ROIC Target Units (the “ROIC Target Unit Award”) under the Equity Plan. (c) A restricted award of Stock Units (“Restricted Units”) equal to [NUMBER] ([ ]) Restricted Units (the “Restricted Unit Award”) under the Equity Plan. 2. Except as otherwise provided in Sections 3 through 5 below: (a) The MSU Target Units shall vest in the proportions set forth below, based on weighted average closing price of the Company’s common stock (the “Common Stock”) for 60 trading days as of December 31, 2023 (the “Final Stock Price”): (i) 0% of the MSU Target Unit Award if the Final Stock Price is less than $61.50 (the “Threshold Price”); (ii) 50% of the MSU Target Unit Award if the Final Stock Price is (x) equal to or greater than the Threshold Price, and (y) less than $71.50 (the “Target Price”); (iii) 100% of the MSU Target Unit Award if the Final Stock Price is (x) equal to or greater than the Target Price and (y) less than $81.00 (the “Maximum Price”); or (iv) 150% of the MSU Target Unit Award if the Final Stock Price is equal to or greater than the Maximum Price.

2 If the Final Stock Price is between the Threshold Price and the Target Price or between the Target Price and the Maximum Price, then the number of vested MSU Target Units shall be calculated using straight-line interpolation. The Participant will be entitled to receive one share of the Common Stock for each vested MSU Target Unit as soon as practicable after December 31, 2023. (b) The ROIC Target Units shall vest in the proportions set forth below, based on the Company’s Average ROIC (as defined below) during the period commencing on January 1, 2021 and ending on December 31, 2023 (the “ROIC Performance Period”). The payout of the ROIC Target Units will be calculated based on the Company’s aggregate of the ROIC achieved during each calendar year of the ROIC Performance Period (i.e., 2021, 2022 and 2023) divided by 3. A threshold, target and maximum performance level will be set at the commencement of each calendar year consistent with the Company’s approved operating plan. The award payout will be calculated based on the Company’s 3-year cumulative Average ROIC results relative to the cumulative 3-year average ROIC performance goal. The Participant will receive: (i) 0% of the ROIC Target Unit Award if the Average ROIC is less than the cumulative average of the Company’s “Threshold ROIC” for the three fiscal years during the ROIC Performance Period (such average, the “Average Threshold ROIC”); (ii) 50% of the ROIC Target Unit Award if the Average ROIC is (x) equal to or greater than the Average Threshold ROIC, and (y) less than the cumulative average of the Company’s “Target ROIC” for the three fiscal years during the ROIC Performance Period (the “Average Target ROIC”); (iii) 100% of the ROIC Target Unit Award if the Average ROIC is (x) equal to or greater than the Average Target ROIC and (y) less than the cumulative average of the Company’s “Maximum ROIC” for the three fiscal years during the ROIC Performance Period (the “Average Maximum ROIC”); or (iv) 150% of the ROIC Target Unit Award if the cumulative Average ROIC is equal to or greater than the Average Maximum ROIC. If the Average ROIC is between the Average Threshold ROIC and the Average Target ROIC or between the Average Target ROIC and the Average Maximum ROIC, then the number of vested ROIC Target Units shall be calculated using straight-line interpolation. The Participant will be entitled to receive one share of the Common Stock or an equivalent cash amount for each vested ROIC Target Unit as soon as practicable after December 31, 2023. For purposes of this Agreement, (x) “Average ROIC” means the Company’s cumulative ROIC for each of the three fiscal years of the Company during the ROIC Performance Period divided by 3 and (y) “ROIC” means, with respect to each fiscal year of the Company during the ROIC Performance Period, (A) the Company’s earnings before interest and taxes, as adjusted to exclude the impact of non-recurring items such as stock-based compensation, accounting changes, severance, fluctuations in currency

3 exchange and other non-recurring items divided by (B) the Company’s average invested capital, as determined by the Company’s book equity value in accordance with U.S. Generally Accepted Accounting Principles plus debt less cash and cash equivalents, as adjusted to exclude the impact of real estate transactions, lease obligations, stock-based compensation payments, acquisition costs and other non-recurring items. The Committee, in its sole discretion, shall establish the Threshold ROIC, Target ROIC and Maximum ROIC goals for each fiscal year during the ROIC Performance Period as soon as practicable following the commencement of such fiscal year and, following such determination, notify the Participant of such Threshold ROIC, Target ROIC and Maximum ROIC goals. Any and all determinations as to Average ROIC and ROIC shall be made by the Committee in its sole discretion and shall be final and binding on the Company and the Participant. (c) The Restricted Units shall vest in full on December 31, 2023, and one share of the Common Stock shall be distributed to the Participant for each vested Restricted Unit, provided that the Participant remains continuously employed by the Company through such date. (d) In the event of the termination of the Participant’s employment with the Company and all of its affiliates for any reason other than by the Company without Cause (as defined in Section 1.5 of the Equity Plan) or upon the Participant’s death or Disability (as defined in Section 1.12 of the Equity Plan), the unvested portions of the MSU Target Unit, ROIC Target Unit and Restricted Unit awards evidenced by this Agreement shall be immediately forfeited and cancelled. 3. In the event of the termination of the Participant’s employment with the Company and all of its affiliates by the Company without Cause or upon the Participant’s death or Disability, then the Participant (or the Participant’s beneficiary or legal representative) shall be entitled to receive, as soon as is practicable after the aforementioned triggering event, a pro rata portion of the MSU Target Unit, ROIC Target Unit, and Restricted Unit awards equal to the MSU Target Unit Award, the ROIC Target Unit Award, and the total number of Restricted Units granted under this Agreement, respectively, multiplied by a fraction, the numerator of which is the number of calendar days elapsed between the Grant Date and the Participant’s date of termination and the denominator of which is the number of calendar days between the Grant Date and December 31, 2023. 4. In the event of the termination of the Participant’s employment with the Company and all of its affiliates for Cause (as defined in Section 1.5 of the Equity Plan), then all unvested portions of the awards evidenced by this Agreement shall immediately be forfeited, and any previously paid or released portion of those awards (including any cash payments made with respect to such awards) shall be promptly returned to the Company by the Participant (or any successor in interest) in accordance with the procedure set forth in Section 14.2 of the Equity Plan. 5. Upon the consummation of a Change in Control (as defined in Section 1.6 of the Equity Plan), (i) the number of MSU Target Units earned based on (x) the formula specified in Section 2(a) above, and (y) the greater of the Target Price or the transaction price with respect to the Common Stock on the effective date of the Change of Control, shall automatically become

4 100% vested, (ii) the number of ROIC Target Units earned based on (x) the formula specified in Section 2(b) above, and (y) the greater of the Average Target ROIC or the Average ROIC for the period ending on the effective date of the Change of Control, as determined by the Committee in its discretion, shall automatically become 100% vested and (iii) Restricted Units shall automatically become 100% vested. 6. Each cash payment or vesting of MSU Target Units, ROIC Target Units or Restricted Units pursuant to any of the awards evidenced by this Agreement shall be subject to compliance with all applicable tax withholding requirements, in accordance with Article 15 of the Equity Plan, as applicable. 7. The MSU Target Units, ROIC Target Units Restricted Units under this Agreement are intended to be exempt from or comply with Section 409A of the Internal Revenue Code of 1986, as amended, and the regulations issued thereunder (“Section 409A”); and the terms and conditions of the Equity Plan and/or this Agreement shall be deemed automatically amended to the extent necessary to produce such compliance, so that neither the Company nor the Participant (nor any successor in interest) shall have at any time a right or power that would cause the compensation in question to become subject to the special tax consequences provided for by Section 409A. References in this Agreement to “termination of employment” and similar terms shall mean a “separation from service” within the meaning of Section 409A. Any payment subject to Section 409A that is to be made upon a “separation from service” on any date when the Participant is a “specified employee” as defined under Section 409A shall not be paid before the date that is six (6) months following the Participant’s “separation from service” or, if earlier, the Participant’s death. 8. All aspects of the awards evidenced by this Agreement (including but not limited to vesting, valuation, payment and possible forfeiture) shall be governed by this Agreement and by the Equity Plan, copies of which plans have been provided to the Participant and are hereby acknowledged by the Participant, and the terms and conditions of which are incorporated into this Agreement by reference. Each initially capitalized word used in this Agreement shall have the meaning set forth in the Equity Plan, except as otherwise specified in this Agreement. In the event of any inconsistency between this Agreement and the Equity Plan, the terms of the Equity Plan shall control. 9. Without limiting the scope of the other provisions of this Agreement, the Participant acknowledges and agrees that: (a) If any cash payment or vesting of rights with respect to an award evidenced by this Agreement would constitute an “excess parachute payment” for the purposes of Section 280G of the Internal Revenue Code, then such payment or vesting shall be subject to reduction or other adjustment in accordance with the terms of any employment agreement between the Participant and the Company, or of any other agreement between the Participant and the Company, which address the tax treatment of such a payment. (b) The Committee may amend or terminate any or all of the provisions of the Equity Plan and any or all of the provisions this Agreement in accordance with Article 17 of the Equity Plan. No course of conduct or failure or delay in enforcing the provisions

5 of this Agreement shall affect the validity, binding effect or enforceability of this Agreement. (c) Any notices required or permitted under this Agreement or the Equity Plan will be delivered in accordance with the requirements of the applicable plan. (d) The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party. (e) This Agreement supersedes and replaces any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way. (f) Notwithstanding anything in this Agreement to the contrary, the MSU Target Units, ROIC Target Units, and Restricted Units covered by this Agreement shall be subject to the Company’s Recovery of Funds Policy, as it may be in effect from time to time, including, without limitation, the provisions of any such policy required by Section 10D of the Exchange Act and any applicable rules or regulations issued by the U.S. Securities and Exchange Commission or any national securities exchange or national securities association on which the Common Stock may be traded. (g) This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois without regard to its conflict of laws rules. Any action or proceeding against the parties relating in any way to this Agreement must be brought and enforced in the federal courts in the state of Illinois, county of Cook, and the parties irrevocably submit to the jurisdiction of such courts in respect of any such action or proceeding. (h) The parties may execute this Agreement in one or more counterparts, all of which together shall constitute but one Agreement. [signature page follows]

IN WITNESS WHEREOF, the Participant and the Company have executed this Agreement as of the date set forth above. _______________________________ Participant LAWSON PRODUCTS, INC. By: __________________________________ Its: President and CEO

LAWSON PRODUCTS, INC. AWARD AGREEMENT This award agreement (this “Agreement”) is entered into this 5th day of January, 2021, by and between Lawson Products, Inc. (the “Company”) and [NAME] (the “Participant”). WHEREAS, the Compensation Committee of the Board of Directors of the Company (the “Committee”) has selected the Participant to receive awards under the Lawson Products, Inc. 2009 Equity Compensation Plan (as Amended and Restated Effective May 14, 2019) (the “Equity Plan”); and WHEREAS, the Participant wishes to accept those awards, subject to the terms and conditions of the Equity Plan and this Agreement; NOW, THEREFORE, the Company and the Participant hereby agree as follows: 1. The awards evidenced by this Agreement are effective as of January 5, 2021 (the “Grant Date”) and consist of: (a) A target award of Market Stock Units (“MSU Target Units”) equal to [NUMBER] ( ) MSU Target Units (the “MSU Target Unit Award”) under the Equity Plan. (b) A target award of ROIC Stock Units (“ROIC Target Units”) equal to [NUMBER] ( ) ROIC Target Units (the “ROIC Target Unit Award”) under the Equity Plan. (c) A restricted award of Stock Units (“Restricted Units”) equal to [NUMBER] ([ ]) Restricted Units (the “Restricted Unit Award”) under the Equity Plan. 2. Except as otherwise provided in Sections 3 through 5 below: (a) The MSU Target Units shall vest in the proportions set forth below, based on weighted average closing price of the Company’s common stock (the “Common Stock”) for 60 trading days as of December 31, 2023 (the “Final Stock Price”): (i) 0% of the MSU Target Unit Award if the Final Stock Price is less than $61.50 (the “Threshold Price”); (ii) 50% of the MSU Target Unit Award if the Final Stock Price is (x) equal to or greater than the Threshold Price, and (y) less than $71.50 (the “Target Price”); (iii) 100% of the MSU Target Unit Award if the Final Stock Price is (x) equal to or greater than the Target Price and (y) less than $81.00 (the “Maximum Price”); or (iv) 150% of the MSU Target Unit Award if the Final Stock Price is equal to or greater than the Maximum Price.

2 If the Final Stock Price is between the Threshold Price and the Target Price or between the Target Price and the Maximum Price, then the number of vested MSU Target Units shall be calculated using straight-line interpolation. The Participant will be entitled to receive one share of the Common Stock for each vested MSU Target Unit as soon as practicable after December 31, 2023. Notwithstanding anything in the Equity Plan or this Agreement to the contrary, the Participant is required to hold (and not transfer or otherwise dispose of) one-hundred percent (100%) of the MSU Target Units, ROIC Target Units, if applicable, and Restricted Units that vest and convert to shares of Common Stock, net of taxes (“Net Shares”), until two (2) years after December 31, 2023 [the conversion date with respect to such Net Shares]; provided, that this requirement shall lapse in the event of the Participant’s death, Disability or a Change in Control. (b) The ROIC Target Units shall vest in the proportions set forth below, based on the Company’s Average ROIC (as defined below) during the period commencing on January 1, 2021 and ending on December 31, 2023 (the “ROIC Performance Period”). The payout of the ROIC Target Units will be calculated based on the Company’s aggregate of the ROIC achieved during each calendar year of the ROIC Performance Period (i.e., 2021, 2022 and 2023) divided by 3. A threshold, target and maximum performance level will be set at the commencement of each calendar year consistent with the Company’s approved operating plan. The award payout will be calculated based on the Company’s 3-year cumulative Average ROIC results relative to the cumulative 3-year average ROIC performance goal. The Participant will receive: (i) 0% of the ROIC Target Unit Award if the Average ROIC is less than the cumulative average of the Company’s “Threshold ROIC” for the three fiscal years during the ROIC Performance Period (such average, the “Average Threshold ROIC”); (ii) 50% of the ROIC Target Unit Award if the Average ROIC is (x) equal to or greater than the Average Threshold ROIC, and (y) less than the cumulative average of the Company’s “Target ROIC” for the three fiscal years during the ROIC Performance Period (the “Average Target ROIC”); (iii) 100% of the ROIC Target Unit Award if the Average ROIC is (x) equal to or greater than the Average Target ROIC and (y) less than the cumulative average of the Company’s “Maximum ROIC” for the three fiscal years during the ROIC Performance Period (the “Average Maximum ROIC”); or (iv) 150% of the ROIC Target Unit Award if the cumulative Average ROIC is equal to or greater than the Average Maximum ROIC. If the Average ROIC is between the Average Threshold ROIC and the Average Target ROIC or between the Average Target ROIC and the Average Maximum ROIC, then the number of vested ROIC Target Units shall be calculated using straight-line interpolation. The Participant will be entitled to receive one share of the Common Stock

3 or an equivalent cash amount for each vested ROIC Target Unit as soon as practicable after December 31, 2023. For purposes of this Agreement, (x) “Average ROIC” means the Company’s cumulative ROIC for each of the three fiscal years of the Company during the ROIC Performance Period divided by 3 and (y) “ROIC” means, with respect to each fiscal year of the Company during the ROIC Performance Period, (A) the Company’s earnings before interest and taxes, as adjusted to exclude the impact of non-recurring items such as stock-based compensation, accounting changes, severance, fluctuations in currency exchange and other non-recurring items divided by (B) the Company’s average invested capital, as determined by the Company’s book equity value in accordance with U.S. Generally Accepted Accounting Principles plus debt less cash and cash equivalents, as adjusted to exclude the impact of real estate transactions, lease obligations, stock-based compensation payments, acquisition costs and other non-recurring items. The Committee, in its sole discretion, shall establish the Threshold ROIC, Target ROIC and Maximum ROIC goals for each fiscal year during the ROIC Performance Period as soon as practicable following the commencement of such fiscal year and, following such determination, notify the Participant of such Threshold ROIC, Target ROIC and Maximum ROIC goals. Any and all determinations as to Average ROIC and ROIC shall be made by the Committee in its sole discretion and shall be final and binding on the Company and the Participant. (c) The Restricted Units shall vest in full on December 31, 2023, and one share of the Common Stock shall be distributed to the Participant for each vested Restricted Unit, provided that the Participant remains continuously employed by the Company through such date. (d) In the event of the termination of the Participant’s employment with the Company and all of its affiliates for any reason other than by the Company without Cause (as defined in Section 1.5 of the Equity Plan) or upon the Participant’s death or Disability (as defined in Section 1.12 of the Equity Plan), the unvested portions of the MSU Target Unit, ROIC Target Unit and Restricted Unit awards evidenced by this Agreement shall be immediately forfeited and cancelled. 3. In the event of the termination of the Participant’s employment with the Company and all of its affiliates by the Company without Cause or upon the Participant’s death or Disability, then the Participant (or the Participant’s beneficiary or legal representative) shall be entitled to receive, as soon as is practicable after the aforementioned triggering event, a pro rata portion of the MSU Target Unit, ROIC Target Unit, and Restricted Unit awards equal to the MSU Target Unit Award, the ROIC Target Unit Award, and the total number of Restricted Units granted under this Agreement, respectively, multiplied by a fraction, the numerator of which is the number of calendar days elapsed between the Grant Date and the Participant’s date of termination and the denominator of which is the number of calendar days between the Grant Date and December 31, 2023. 4. In the event of the termination of the Participant’s employment with the Company and all of its affiliates for Cause (as defined in Section 1.5 of the Equity Plan), then all unvested portions of the awards evidenced by this Agreement shall immediately be forfeited, and any

4 previously paid or released portion of those awards (including any cash payments made with respect to such awards) shall be promptly returned to the Company by the Participant (or any successor in interest) in accordance with the procedure set forth in Section 14.2 of the Equity Plan. 5. Upon the consummation of a Change in Control (as defined in Section 1.6 of the Equity Plan), (i) the number of MSU Target Units earned based on (x) the formula specified in Section 2(a) above, and (y) the greater of the Target Price or the transaction price with respect to the Common Stock on the effective date of the Change of Control, shall automatically become 100% vested, (ii) the number of ROIC Target Units earned based on (x) the formula specified in Section 2(b) above, and (y) the greater of the Average Target ROIC or the Average ROIC for the period ending on the effective date of the Change of Control, as determined by the Committee in its discretion, shall automatically become 100% vested and (iii) Restricted Units shall automatically become 100% vested. 6. Each cash payment or vesting of MSU Target Units, ROIC Target Units or Restricted Units pursuant to any of the awards evidenced by this Agreement shall be subject to compliance with all applicable tax withholding requirements, in accordance with Article 15 of the Equity Plan, as applicable. 7. The MSU Target Units, ROIC Target Units Restricted Units under this Agreement are intended to be exempt from or comply with Section 409A of the Internal Revenue Code of 1986, as amended, and the regulations issued thereunder (“Section 409A”); and the terms and conditions of the Equity Plan and/or this Agreement shall be deemed automatically amended to the extent necessary to produce such compliance, so that neither the Company nor the Participant (nor any successor in interest) shall have at any time a right or power that would cause the compensation in question to become subject to the special tax consequences provided for by Section 409A. References in this Agreement to “termination of employment” and similar terms shall mean a “separation from service” within the meaning of Section 409A. Any payment subject to Section 409A that is to be made upon a “separation from service” on any date when the Participant is a “specified employee” as defined under Section 409A shall not be paid before the date that is six (6) months following the Participant’s “separation from service” or, if earlier, the Participant’s death. 8. All aspects of the awards evidenced by this Agreement (including but not limited to vesting, valuation, payment and possible forfeiture) shall be governed by this Agreement and by the Equity Plan, copies of which plans have been provided to the Participant and are hereby acknowledged by the Participant, and the terms and conditions of which are incorporated into this Agreement by reference. Each initially capitalized word used in this Agreement shall have the meaning set forth in the Equity Plan, except as otherwise specified in this Agreement. In the event of any inconsistency between this Agreement and the Equity Plan, the terms of the Equity Plan shall control. 9. Without limiting the scope of the other provisions of this Agreement, the Participant acknowledges and agrees that: (a) If any cash payment or vesting of rights with respect to an award evidenced by this Agreement would constitute an “excess parachute payment” for the

5 purposes of Section 280G of the Internal Revenue Code, then such payment or vesting shall be subject to reduction or other adjustment in accordance with the terms of any employment agreement between the Participant and the Company, or of any other agreement between the Participant and the Company, which address the tax treatment of such a payment. (b) The Committee may amend or terminate any or all of the provisions of the Equity Plan and any or all of the provisions this Agreement in accordance with Article 17 of the Equity Plan. No course of conduct or failure or delay in enforcing the provisions of this Agreement shall affect the validity, binding effect or enforceability of this Agreement. (c) Any notices required or permitted under this Agreement or the Equity Plan will be delivered in accordance with the requirements of the applicable plan. (d) The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party. (e) This Agreement supersedes and replaces any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way. (f) Notwithstanding anything in this Agreement to the contrary, the MSU Target Units, ROIC Target Units, and Restricted Units covered by this Agreement shall be subject to the Company’s Recovery of Funds Policy, as it may be in effect from time to time, including, without limitation, the provisions of any such policy required by Section 10D of the Exchange Act and any applicable rules or regulations issued by the U.S. Securities and Exchange Commission or any national securities exchange or national securities association on which the Common Stock may be traded. (g) This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois without regard to its conflict of laws rules. Any action or proceeding against the parties relating in any way to this Agreement must be brought and enforced in the federal courts in the state of Illinois, county of Cook, and the parties irrevocably submit to the jurisdiction of such courts in respect of any such action or proceeding. (h) The parties may execute this Agreement in one or more counterparts, all of which together shall constitute but one Agreement. [signature page follows]

IN WITNESS WHEREOF, the Participant and the Company have executed this Agreement as of the date set forth above. _______________________________ Participant LAWSON PRODUCTS, INC. By: __________________________________ Its: President and CEO